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                                                                   EXHIBIT 10.54


                            COMMONWEALTH OF KENTUCKY
                           MONTGOMERY CIRCUIT COURT
                                  CIVIL BRANCH


COMMONWEALTH LIFE INSURANCE COMPANY                                    PLAINTIFF
(Through its Agent AEGON USA Realty Advisors, Inc.)


                             NOTICE OF SATISFACTION              NO. 99-CI-90023
                                  OF JUDGMENT

BRUNNER COMPANIES INCOME                                              DEFENDANTS
PROPERTIES, L.P., III, et al

                              *** *** *** *** ***

         The plaintiff, Commonwealth Life Insurance Company (through its agent AEGON USA Realty Advisors, Inc.) hereby gives notice that the judgment against the defendant, Brunner Companies Income Properties, L.P., III, which was entered on July 9, 1999, has been paid and satisfied in full and that there are no other pending claims or matters in this action.

         DATED this 10th day of January, 2000.


                      STOLL, KEENON & PARK, LLP
                      201 E. Main Street, Suite 1000
                      Lexington, Kentucky 40507
                      Phone: (606) 231-3000


                      By: /s/ Harvie B. Wilkinson
                         ------------------------
                          HARVIE B. WILKINSON
                          ATTORNEYS FOR PLAINTIFF